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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 9, 1994 included and incorporated by reference in Schwitzer, Inc.'s Form 10-K for the year ended January 2, 1994 and to all references to our Firm included in this registration statement.

                                          ________/S/ ARTHUR ANDERSEN LLP_______
                                                   ARTHUR ANDERSEN LLP

Charlotte, North Carolina,
March 16, 1995.